SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 20, 2005

                         NMS Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)

               0-23282                             04-2814586
      (Commission File Number)        (I.R.S. Employer Identification No.)

 100 Crossing Boulevard, Framingham, Massachusetts             01702
     (Address of Principal Executive Offices)                (Zip Code)


                                 (508) 271-1000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                       ITEM 7.01. REGULATION FD DISCLOSURE

     On July 20, 2005, NMS Communications Corporation (the "Registrant") issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of said press release of the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference to its entirety.

The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.



 ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                  (c) EXHIBITS.

                                     Exhibit
                                  Number Title
                                  ------ -----

               99.1 Press release issued NMS Communications Corporation on July
                    20, 2005, furnished in accordance with Item 12 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                   NMS COMMUNICATIONS CORPORATION

July 20, 2005      By:   /s/ ROBERT P. SCHECHTER
                         =======================================================
                         Name: Robert P. Schechter
                         Title: President, Chief Executive
                         Officer and Chairman of the Board of Directors

July 20, 2005      By:   /s/ HERB SHUMWAY
                         =======================================================
                         Name: Herb Shumway
                         Title: Senior Vice President of Finance and Operations,
                         Chief Financial Officer and Treasurer

                EXHIBIT INDEX

Exhibit
Number       Description                          Sequential Page Number
-------      -----------                          ----------------------

99.1      The Registrant's Press Release                    4
          dated July, 20, 2005.





                                  Exhibit 99.1

 CONTACT: NMS Communications
             For media and industry analysts:
             Pam Kukla, 508/271-1611
             pam.kukla@nmss.com
             or
             NMS Communications
             For financial analysts:
             Herb Shumway, 508/271-1481
             herb.shumway@nmss.com